Supplement dated June 4, 2013
to the Statement of Additional Information (SAI), as supplemented, of each of the following funds:
Fund	SAI Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Emerging Markets Bond Fund	5/1/2013
Columbia Variable Portfolio - Emerging Markets Fund
Effective June 30, 2013, the following paragraph is added to the Investment Management Services section in the SAI for the above mentioned funds:
The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial. Pursuant to this arrangement, certain employees of Threadneedle may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager. This arrangement is based on no-action letters of the staff of the Securities and Exchange Commission (SEC) that permits SEC-registered investment advisers to rely on and use the resources of advisory affiliates or “participating affiliates”, subject to the supervision of that SEC-registered investment adviser. Threadneedle is a “participating affiliate” of the Investment Manager and is itself an SEC-registered investment adviser, and the Threadneedle employees are “affiliated persons” of the Investment Manager.
The rest of the section remains the same.
Effective June 30, 2013, the information in Table 12. Portfolio Managers for Columbia Variable Portfolio – Emerging Markets Bond Fund has been superseded and replaced with the following:
Portfolio Managers. For all funds other than Money Market funds, the following table provides information about the funds’ portfolio managers as of Dec. 31, 2012, unless otherwise noted. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently, no portfolio manager owns any shares of Variable Portfolio funds.
Table 12. Portfolio Managers
		Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
Emerging Markets Bond	Columbia Management:
	Jim Carlene	2 RICs 8 other accounts	$523.33 million $14.89 million	None	(3)	(30)
	Threadneedle:
	Henry Stipp(c)	3 PIVs 3 other accounts	$504.4 million $662.5 million	3 PIVs ($504.4 M); 1 other account ($57.2 M)	(8)	(38)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2013.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-204 A (6/13)